Exhibit 99.2

Supplemental Investor Package First Quarter 2008 Investor Contact: Jennifer DiBerardino Vice President, Investor Relations Tel: 973-948-1364 Jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	March 31,			March 31,			December 31,
	2008			2007			2007
	Balance	Market	Unrealized	Balance	Market	Unrealized	Balance	Market	Unrealized
	Sheet	Value	Gain/(Loss)	Sheet	Value	Gain	Sheet	Value	Gain/(Loss)
Invested Assets:
Corporate bonds	$1,235,593	1,235,594	(26,588)	$1,003,615	1,006,617	12,430	$1,282,643	1,282,645	(910)
Gov't\ Municipal bonds	1,790,381	1,790,505	32,035	1,955,836	1,956,052	9,627	1,796,687	1,796,829	24,688
Total bonds	3,025,974	3,026,099	5,447	2,959,451	2,962,669	22,057	3,079,330	3,079,474	23,778
Equities	232,787	232,787	85,613	310,534	310,534	141,541	274,705	274,705	114,315
Short-term investments	212,545	212,545	-	156,899	156,899	-	190,167	190,167	-
Trading securities	23,219	23,219	5,861	-	-	-	-	-	-
Other investments	197,097	197,097	26,109	165,131	165,131	28,497	188,827	188,827	30,647
Total invested assets	3,691,622	3,691,747	123,030	3,592,015	3,595,233	192,095	3,733,029	3,733,173	168,740

Total assets	4,970,486			4,802,465			5,001,992

Liabilities:
Reserve for losses	2,199,024			2,013,230			2,182,572
Reserve for loss expenses	368,274			339,270			359,975
Unearned premium reserve	850,494			829,369			841,348

Total liabilities	3,924,794			3,763,601			3,925,949

Stockholders' equity	1,045,692			1,038,864			1,076,043

Total debt to capitalization ratio	21.5%			25.9%			21.5%
Adjusted total debt to capitalization ratio *	15.0%			18.7%			15.2%

Book value per share	19.62			18.94			19.81

Book value per share excluding
FAS 115 unrealized gain or loss on bond portfolio	19.55			18.68			19.53

NPW per insurance segment employee	823			800			797

Statutory premiums to surplus ratio	1.5x			1.5x			1.5x

Statutory surplus	1,016,282			1,040,675			1,034,294
_____________

*   The adjusted debt to capitalization ratio reflects a reduction in debt for amounts held in an irrevocable trust for the benefit of senior note holders as well as the median rating agency equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
March 31, 2008	THREE MONTHS ENDED MARCH 31,
($ in thousands, except per share amounts)	2008		2007
		Per diluted share		Per diluted share
Consolidated
Revenue	$451,113		$462,109
Operating income	19,518	0.36	29,944	0.50
Net realized gains, after tax	985	0.02	7,308	0.12
Net Income	20,503	0.38	37,252	0.62
Operating return on equity	7.4%		11.3%

Insurance Operations
Gross premiums written	440,045		460,963
Net premiums written	389,840		417,185
Net premiums earned	381,273		380,013
Underwriting (loss) profit - before tax	(1,452)		9,717
- after tax	(944)	(0.02)	6,316	0.10
GAAP combined ratio	100.4%		97.4%

Commercial lines
Net premiums earned	329,977		329,011
GAAP combined ratio	98.7%		96.2%
Personal lines
Net premiums earned	51,296		51,002
GAAP combined ratio	111.4%		105.7%

Diversified Insurance Services
Revenue	29,799		29,178
Income - after tax	2,813	0.05	2,906	0.05
Return on revenue	9.4%		10.0%

Investments
Net investment income - before tax	37,866		39,863
- after tax	29,371	0.55	31,157	0.52
Effective tax rate	22.4%		21.8%
Annual after-tax yield on investment portfolio	3.2%		3.5%
Annual after-tax, after-interest expense yield	2.8%		3.0%
Invested assets per $ of stockholders' equity	3.53		3.46

Other expenses (net of other income)
Interest expense - before tax	(5,309)		(6,331)

Actual interest expense - after tax	(3,451)		(4,115)
Interest expense addback for dilution - after tax	-		406
Adjusted interest expense - after tax	(3,451)	(0.06)	(3,709)	(0.06)

Other - after tax	$(8,271)	(0.16)	$(6,317)	(0.11)

Diluted weighted avg shares outstanding	53,882		60,372

Selective Insurance Group, Inc.
2008 Statutory Results by Line of Business
Three Months Ended March 31, 2008 (unaudited)
($ in thousands)

	Net Premiums	Percent	Net Premiums	Percent	Loss	LAE	Underwriting Expense	Dividends to Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2008	2007	Gain/(Loss)
Personal Lines:

Homeowners	$14,108	10.2%	$16,571	9.4%	63.2%	8.4%	40.2%	0.0%	111.8%	122.4%	$(958)
Auto	33,575	3.9%	32,605	(3.9)%	67.4%	14.9%	31.1%	0.0%	113.4%	101.7%	(4,672)
Other (including flood)	2,071	13.7%	2,119	10.2%	50.6%	3.8%	(53.3)%	0.0%	1.1%	62.7%	2,071
Total	$49,754	6.0%	$51,296	0.6%	65.3%	12.3%	30.2%	0.0%	107.8%	106.0%	$(3,560)

Commercial Lines:

Fire/IM	$48,244	(5.5)%	$49,936	7.2%	51.4%	4.5%	40.1%	0.6%	96.6%	92.1%	$2,358
Workers' compensation	80,300	(14.3)%	78,466	(4.9)%	56.4%	11.6%	26.0%	0.5%	94.5%	98.2%	3,846
General liability	111,283	(6.2)%	103,269	(0.2)%	48.4%	16.2%	32.7%	(0.2)%	97.1%	95.0%	337
Auto	80,198	(8.6)%	79,224	0.6%	61.4%	8.0%	30.7%	0.0%	100.1%	88.0%	(407)
BOP	15,186	10.2%	14,142	10.1%	52.5%	12.7%	39.9%	0.0%	105.1%	119.5%	(1,140)
Bonds	4,532	(4.3)%	4,775	1.5%	11.6%	5.2%	64.3%	0.0%	81.1%	78.4%	1,057
Other	2,458	6.5%	2,279	22.4%	2.4%	0.2%	45.3%	0.0%	47.9%	37.2%	1,106
Total	$342,200	(8.0)%	$332,091	0.4%	53.2%	11.0%	32.5%	0.2%	96.9%	94.0%	$7,158

Grand Total	$391,954	(6.4)%	$383,386	0.4%	54.8%	11.1%	32.3%	0.1%	98.3%	95.6%	$3,597

Note: Some amounts may not foot due to rounding.

	2008	2007
Losses Paid	$188,841	$150,555
LAE Paid	34,461	32,203
Total Paid	$223,302	$182,758

Selective Insurance Group, Inc.
Diversified Insurance Services
( $ in thousands)

Three Months Ended March 31, 2008 (unaudited)
	Revenue			Net Income			Return on Revenue
	2008	2007	% Change	2008	2007	% Change	2008	2007	Pt Change

Flood	12,097	10,410	16%	1,339	1,301	3%	11.1%	12.5%	(1.4)
Human Resource Administration Outsourcing	15,118	16,795	-10%	507	884	-43%	3.4%	5.3%	(1.9)
Other	2,584	1,973	31%	967	718	35%	37.4%	36.4%	1.0
Total Operations	29,799	29,178	2%	2,813	2,903	-3%	9.4%	10.0%	(0.6)

Human Resource Administration Outsourcing Statistics (unaudited)

	2008	2007	% Change

New Worksite EE - Selective Agents (Production)	730	912	-20%
Total New Worksite EE - All Agents (Production)	870	1,333	-35%
Total Worksite EE	24,017	26,689	-10%
Annual Gross Billings (000's)	$988,002	984,003	0%
Annual Gross Billings / Avg Worksite EE	$38,284	37,671	2%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Quarterly
GAAP Investment Income
($ in thousands)
(Unaudited)

	For the three months ended		%
	March	March	Increase
	2008	2007	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$36,406	34,588	5.3
Short-term	1,437	2,478	(42.0)
Other Investments	1,833	2,360	(22.3)
Dividends	1,159	1,470	(21.2)
Change in Fair Value (1)	(1,888)	-	N/M
Miscellaneous	74	74	-
	39,021	40,970	(4.8)

Investment Expense	1,155	1,107	4.3

Net Investment Income Before Tax	37,866	39,863	(5.0)

Tax	8,495	8,706	(2.4)

Net Investment Income After Tax	$29,371	31,157	(5.7)

Net Investment Income per Share	0.55	0.52	5.8

Effective Tax Rate	22.4%	21.8%

Average Yields:

Fixed Maturity Securites
Pre Tax	4.6%	4.6%	-
After Tax	3.6%	3.6%	-

Portfolio
Pre Tax	4.1%	4.4%	(0.3)
After Tax	3.2%	3.5%	(0.3)

	For the three months ended
	March	March
Net Realized Gains (Losses)	2008	2007
Fixed Maturity	(611)	(89)
Equity Securities	2,126	11,332
Total	1,515	11,243
Net of Tax	985	7,308

(1)	Selective adopted Fas 159, the Fair Value Option for Financial Assets and Financial Liablilities - Including an amendment of FASB Statement No. 115, on January 1, 2008 and has made the fair value option election as it relates to a portfolio of equity securities/short term (trading securities) currently being managed by one outside manager.

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	March 31,	December 31,
($ in thousands, except share amounts)	2008	2007

ASSETS
Investments:
Fixed maturity securities, held-to-maturity - at amortized cost
(fair value of: $4,429 – 2008; $5,927 - 2007)	$4,304	5,783
Fixed maturity securities, available-for-sale - at fair value
(amortized cost of: $3,016,348 – 2008; $3,049,913 - 2007)	3,021,670	3,073,547
Equity securities, available-for-sale - at fair value
(cost of: $147,174 – 2008; $160,390 - 2007)	232,787	274,705
Short-term investments - at cost which approximates fair value	212,545	190,167
Trading securities – at fair value (cost of: $17,358 – 2008)	23,219	-
Other investments	197,097	188,827
Total investments	3,691,622	3,733,029
Cash and cash equivalents	9,837	8,383
Interest and dividends due or accrued	35,153	36,141
Premiums receivable, net of allowance for uncollectible
accounts of: $4,254 – 2008; $3,905 – 2007	496,548	496,363
Other trade receivables, net of allowance for uncollectible
accounts of: $184 – 2008; $244 – 2007	22,493	21,875
Reinsurance recoverable on paid losses and loss expenses	7,307	7,429
Reinsurance recoverable on unpaid losses and loss expenses	222,968	227,801
Prepaid reinsurance premiums	82,761	82,182
Current federal income tax	-	4,235
Deferred federal income tax	42,302	22,375
Property and equipment - at cost, net of accumulated
depreciation and amortization of: $121,693 – 2008; $117,832- 2007	56,418	58,561
Deferred policy acquisition costs	225,558	226,434
Goodwill	33,637	33,637
Other assets	43,882	43,547
Total assets	$4,970,486	5,001,992

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses	$2,199,024	2,182,572
Reserve for loss expenses	368,274	359,975
Unearned premiums	850,494	841,348
Senior convertible notes	-	8,740
Notes payable	286,158	286,151
Current federal income tax	5,619	-
Commissions payable	34,436	60,178
Accrued salaries and benefits	78,257	88,079
Other liabilities	102,532	98,906
Total liabilities	3,924,794	3,925,949

Stockholders' Equity:
Preferred stock of $0 par value per share: Authorized shares: 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 94,851,326 – 2008; 94,652,930 - 2007	189,703	189,306
Additional paid-in capital	203,789	192,627
Retained earnings	1,125,597	1,105,946
Accumulated other comprehensive income	53,205	86,043
Treasury stock – at cost (shares: 41,544,557 – 2008; 40,347,894 - 2007)	(526,602)	(497,879)
Total stockholders' equity	1,045,692	1,076,043
Commitments and contingencies
Total liabilities and stockholders' equity	$4,970,486	5,001,992

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarters ended
	March 31,
($ in thousands, except per share amounts)	2008	2007

Revenues:
Net premiums written	$389,840	417,185
Net increase in unearned premiums and prepaid reinsurance premiums	(8,567)	(37,172)
Net premiums earned	381,273	380,013
Net investment income earned	37,866	39,863
Net realized gains	1,515	11,243
Diversified Insurance Services revenue	29,799	29,178
Other income	660	1,812
Total revenues	451,113	462,109

Expenses:
Losses incurred	210,130	203,310
Loss expenses incurred	43,049	42,983
Policy acquisition costs	128,680	122,918
Dividends to policyholders	535	1,487
Interest expense	5,309	6,331
Diversified Insurance Services expenses	25,514	24,811
Other expenses	11,294	11,070
Total expenses	424,511	412,910

Income before federal income tax	26,602	49,199

Federal income tax expense (benefit):
Current	11,135	15,611
Deferred	(5,036)	(3,664)
Total federal income tax expense	6,099	11,947

Net income	20,503	37,252

Earnings per share:
Basic net income	$0.39	0.68

Diluted net income	$0.38	0.62

Dividends to stockholders	$0.13	0.12

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Quarters ended March 31,
($ in thousands, except per share amounts)	2008		2007

Common stock:
Beginning of year	$189,306		183,124
Dividend reinvestment plan
(shares: 19,298 – 2008; 18,764 – 2007)	38		38
Convertible debentures
(shares: 45,759 – 2008; 107,344 – 2007)	92		215
Stock purchase and compensation plans
(shares: 133,339 – 2008; 586,729 – 2007)	267		1,173
End of period	189,703		184,550

Additional paid-in capital:
Beginning of year	192,627		153,246
Dividend reinvestment plan	429		422
Convertible debentures	645		171
Stock purchase and compensation plans	10,088		10,702
End of period	203,789		164,541

Retained earnings:
Beginning of year	1,105,946		986,017
Cumulative-effect adjustment due to adoption of FAS 159,
net of deferred income tax effect of $3,344	6,210		-
Net income	20,503	20,503	37,252	37,252
Cash dividends to stockholders ( $0.13 per share – 2008;
$0.12 per share – 2007)	(7,062)		(6,842)
End of period	1,125,597		1,016,427

Accumulated other comprehensive income:
Beginning of year	86,043		100,601
Cumulative-effect adjustment due to adoption of FAS 159,
net of deferred income tax effect of $(3,344)	(6,210)		-
Other comprehensive (loss) income (decrease) increase in:
Net unrealized gains on investment securities,
Net of deferred income tax effect of
$(14,357) – 2008; $(1,740) – 2007	(26,663)	(26,663)	(3,232)	(3,232)
Defined benefit pension plans, net of deferred income tax effect of
$ 19 – 2008; $51 – 2007	35	35	93	93
End of period	53,205		97,462
Comprehensive Income		(6,125)		34,113

Treasury stock:
Beginning of year	(497,879)		(345,761)
Acquisition of treasury stock
(shares: 1,196,663 – 2008; 3,127,376 – 2007)	(28,723)		(78,355)
End of period	(526,602)		(424,116)
Total stockholders’ equity	$1,045,692		1,038,864

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Quarters ended March 31,
($ in thousands)	2008	2007

Operating Activities
Net income	$20,503	37,252

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,129	6,975
Share-based compensation expense	8,896	8,630
Net realized gains	(1,515)	(11,243)
Deferred tax	(5,036)	(3,664)
Unrealized loss on trading securities	1,888	-

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverable
on unpaid losses and loss expenses	29,598	63,053
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	8,295	38,107
Increase in net federal income tax payable	9,854	13,206
Increase in premiums receivable	(185)	(37,163)
(Increase) decrease in other trade receivables	(618)	1,633
Decrease (increase) in deferred policy acquisition costs	876	(8,656)
Decrease in interest and dividends due or accrued	1,033	822
Decrease in reinsurance recoverable on paid losses and loss expenses	122	983
Decrease in accrued salaries and benefits	(11,724)	(20,874)
Decrease in accrued insurance expenses	(24,950)	(24,887)
Purchase of trading securities	(4,530)	-
Sale of trading securities	4,696	-
Other-net	1,621	11,030
Net adjustments	25,450	37,952
Net cash provided by operating activities	45,953	75,204

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(77,944)	(89,915)
Purchase of equity securities, available-for-sale	(7,212)	(31,550)
Purchase of other investments	(15,506)	(20,228)
Purchase of short-term investments	(341,234)	(285,836)
Sale of fixed maturity securities, available-for-sale	30,452	8,351
Sale of short-term investments	318,696	325,948
Redemption and maturities of fixed maturity securities, held-to-maturity	1,492	172
Redemption and maturities of fixed maturity securities, available-for-sale	79,566	63,004
Sale of equity securities, available-for-sale	6,995	32,149
Proceeds from other investments	2,609	2,578
Purchase of property and equipment	(1,825)	(2,292)
Net cash (used in) provided by investing activities	(3,911)	2,381

Financing Activities
Dividends to stockholders	(6,572)	(6,262)
Acquisition of treasury stock	(28,723)	(78,355)
Net proceeds from stock purchase and compensation plans	2,196	1,980
Excess tax benefits from share-based payment arrangements	1,265	2,486
Principal payments of convertible bonds	(8,754)	-
Net cash used in financing activities	(40,588)	(80,151)
Net increase (decrease) in cash and cash equivalents	1,454	(2,566)
Cash and cash equivalents, beginning of year	8,383	6,443
Cash and cash equivalents, end of period	$9,837	3,877

Supplemental Disclosures of Cash Flow Information
Cash paid during the year for:
Interest	$1,968	3,095
Federal income tax	-	400
Supplemental schedule of non-cash financing activity:
Conversion of convertible debentures	169	380

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Mar-31	Dec-31
	2008	2007

ASSETS
Bonds	$3,005,809	3,041,373
Common stocks	278,151	297,102
Other investments	197,172	188,827
Short-term investments	166,004	125,650
Total investments	3,647,136	3,652,952

Cash on hand and in banks	(32,779)	(33,209)
Interest and dividends due and accrued	34,918	36,057
Premiums receivable	493,497	491,308
Reinsurance recoverable on paid losses and expenses	7,307	7,429
Deferred tax recoverable	86,692	87,951
EDP equipment	4,296	4,691
Equities and deposits in pools and associations	11,013	10,411
Receivable for sold securities	61	167
Other assets	33,290	32,105
Total assets	$4,285,431	4,289,862

LIABILITIES
Reserve for losses	$1,975,244	1,953,960
Reinsurance payable on paid loss and loss expense	832	1,310
Reserve for loss expenses	366,405	358,126
Unearned premiums	767,733	759,166
Reserve for commissions payable	34,436	60,178
Ceded balances payable	8,014	8,192
Federal income tax payable	28,779	14,084
Premium and other taxes payable	25,774	24,982
Reserve for dividends to policyholders	4,520	5,651
Reserves for unauthorized reinsurance	1,258	1,258
Payable for securities	2,079	-
Funds withheld on account of others	5,225	5,070
Accrued salaries and benefits	34,507	48,582
Other liabilities	14,343	15,009
Total liabilities	3,269,149	3,255,568

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325
Paid in surplus	235,792	235,792
Unassigned surplus	752,165	770,177
Total policyholders' surplus	1,016,282	1,034,294
Total liabilities and policyholders' surplus	$4,285,431	4,289,862

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended March

UNDERWRITING	2008		2007

Net premiums written	$391,953		418,912

Net premiums earned	383,387		381,717

Net losses paid	188,840		150,555
Change in reserve for losses	21,284		52,783
Net losses incurred	210,124	54.8%	203,338	53.3%
Net loss expenses paid	34,461		32,203
Change in reserve for loss expenses	8,279		10,555
Net loss expenses incurred	42,740	11.1%	42,758	11.2%
Net underwriting expenses incurred	126,486	32.3%	129,913	31.0%
Total deductions	379,350		376,009
Statutory gain	4,037		5,708

Net loss from premium balances charged off	(653)		(648)
Finance charges and other income	691		1,775
Total other income	38	0.0%	1,127	-0.3%
Policyholders' dividends incurred	(535)	0.1%	(1,487)	0.4%
Total underwriting gain	3,540	98.3%	5,348	95.6%

INVESTMENT
Net investment income earned	40,248		36,734
Net realized gain	3,320		11,243
Total income before income tax	47,108		53,325
Federal income tax expense	14,694		19,393

Net income	$32,414		33,932

Policyholders' Surplus
Surplus, beginning of period	$1,034,294		1,030,078

Net income	32,414		33,932
Change in deferred tax	1,411		6,046
Change in unrealized losses	(18,115)		(3,550)
Dividends to stockholders	(24,540)		(20,005)
Change in non-admitted assets	(9,087)		(5,812)
Surplus adjustments	(95)		(14)

Net change in surplus for period	(18,012)		10,597

Surplus, end of period	$1,016,282		1,040,675

Statutory underwriting gain:	$3,540	5,348

Adustments under GAAP:
Deferred policy acquisition costs	(876)	8,656
Flood income reclassification	(2,066)	(2,009)
Other, net	(2,050)	(2,278)
GAAP underwriting gain (loss)	$(1,452)	9,717

Note: Some amounts or ratios may not foot due to rounding.
Certain amounts have been reclassified to conform to the current year's presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Fixed Income Portfolio as of March 31, 2008
($ in millions)
(unaudited)

	Average	Market	% of Total	Unrealized
	Credit Rating	Value	Muni Portfolio	Gain

Uninsured Securities	AA+	788	48%	10

Securities with Insurance Enhanced[1]	AAA	854	52%	13
Without Insurance Enhancement	AA-

Total		$ 1,642	100%	$ 23

[1] Includes $19.5 million of unrated municipal fixed income securities which we consider to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Ratings on Municipal Fixed Income Portfolio as of March 31, 2008
($ in millions)
(unaudited)

	Uninsured Securities		Insurance Enhanced Securities[1]		Underlying Rating of Insurance Enhanced Securities[1]		Total Municipal Fixed Income Portfolio (with Insurance Enhancement)		Total Municipal Fixed Income Portfolio (without Insurance Enhancement)
	(1)		(2)		(3)		(1) + (2)		(1) + (3)
S&P or equivalent ratings	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total
AAA	367	47%	705	83%	53	6%	1,072	65%	420	26%
AA+	177	22%	12	1%	102	12%	189	12%	279	17%
AA	143	18%	30	4%	153	18%	173	11%	296	18%
AA-	61	8%	46	5%	242	28%	107	6%	303	18%
A+	26	3%	39	5%	127	15%	65	4%	153	9%
A	-	0%	9	1%	84	10%	9	1%	84	5%
A-	2	0%	9	1%	54	6%	11	1%	56	3%
BBB+	4	0%	-	0%	14	2%	4	0%	18	1%
BBB	8	1%	-	0%	-	0%	8	0%	8	0%
BBB-	2	0%	3	0%	25	3%	5	0%	26	2%
Total	788	100%	854	100%	854	100%	1,642	100%	1,642	100%
Average Rating:	AA+		AAA		AA-		AA+		AA
Unrealized Gain:	10		13				23

[1] Includes $19.5 million of unrated municipal fixed income securities which we consider to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Fixed Income with Credit Enhancement
March 31, 2008
(in thousands)
(unaudited)

Credit Enhancement	Underlying Composite Rating	MarketValue	Book Value	Unrealized
AMBAC	A	29,278	29,279	(1)
	A-	9,799	9,602	197
	A+	8,128	8,223	(95)
	AA	30,223	29,975	247
	AA-	14,793	14,647	146
	AA+	11,235	10,900	336
	AAA	17,074	16,755	318
	BBB+	3,321	3,259	62
	N/R	5,798	5,790	8
AMBAC Total		129,650	128,431	1,219
FGIC	A	8,877	8,783	94
	A-	8,983	8,741	242
	A+	35,371	35,633	(262)
	AA	28,979	28,288	690
	AA-	47,945	47,807	138
	AA+	15,504	15,229	275
	AAA	12,475	11,984	491
	BBB-	2,882	2,899	(17)
	N/R	523	523	(1)
FGIC Total		161,538	159,888	1,650
FSA	A	16,125	15,835	290
	A-	15,950	15,634	316
	A+	26,997	26,492	506
	AA	39,168	38,508	660
	AA-	73,544	71,243	2,301
	AA+	60,316	59,196	1,120
	AAA	22,841	22,522	319
	N/R	1,751	1,785	(34)
FSA Total		256,693	251,215	5,478
MBIA	A	29,469	29,277	191
	A-	19,424	19,386	38
	A+	52,886	51,926	960
	AA	54,701	53,644	1,056
	AA-	106,051	103,751	2,301
	AA+	14,639	14,674	(35)
	AAA	254	250	4
	BBB-	2,149	2,137	12
	BBB+	11,084	10,725	358
	N/R	10,165	10,015	150
MBIA Total		300,821	295,785	5,036
RADIAN	N/R	1,278	1,266	12
RADIAN Total		1,278	1,266	12
XLCA	A+	3,768	3,883	(115)
XLCA Total		3,768	3,883	(115)
Grand Total		853,749	840,468	13,281

Muni's with Insurance as a % of total Munis >>>>>>>>>>    52.0%

Note:  Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
March 31, 2008 ($ in thousands)
Residential Mortgage Backed Securities (RMBS) and Residential ABS - by RMBS Type
(unaudited)

Book Value
RMBS Type	AAA	AA	A	BBB	Total	% of Total Bond Portfolio
Agency	208,742	-	-	-	208,742	7%
FHA/VA	15,108	-	-	-	15,108	0%
Total Agency	223,849	-	-	-	223,849	7%
Alt-A	84,038	-	-	-	84,038	3%
CDO	-	9,344	-	-	9,344	0%
Home Equity ABS	3,506	-	-	5,000	8,506	0%
Non-Agency & Other Prime	98,610	14,157	4,512	1,302	118,582	4%
Total RMBS & RABS-Book Value	410,004	23,502	4,512	6,302	444,320	15%
% of Total RMBS & RABS	92%	5%	1%	1%	100%

Market Value
RMBS Type	AAA	AA	A	BBB	Total	% of Total Bond Portfolio
Agency	213,899	-	-	-	213,899	7%
FHA/VA	14,573	-	-	-	14,573	0%
Total Agency	228,471	-	-	-	228,471	8%
Alt-A	72,393	-	-	-	72,393	2%
CDO	-	7,937	-	-	7,937	0%
Home Equity ABS	3,466	-	-	4,089	7,555	0%
Non-Agency & Other Prime	95,084	11,169	3,619	860	110,732	4%
Total RMBS & RABS-Market Value	399,415	19,106	3,619	4,949	427,088	14%
% of Total RMBS & RABS	94%	4%	1%	1%	100%

Unrealized gains/(losses)
RMBS Type	AAA	AA	A	BBB	Total
Agency	5,157	-	-	-	5,157
FHA/VA	(535)	-	-	-	(535)
Total Agency	4,622	-	-	-	4,622
Alt-A	(11,645)	-	-	-	(11,645)
CDO	-	(1,407)	-	-	(1,407)
Home Equity ABS	(40)	-	-	(911)	(951)
Non-Agency & Other Prime	(3,526)	(2,989)	(894)	(442)	(7,850)
Total RMBS & RABS - Unrealized	(10,589)	(4,396)	(894)	(1,353)	(17,232)
% of Total RMBS & RABS	61%	26%	5%	8%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
March 31, 2008 ($ in thousands)
Residential Mortgage Backed Securities (RMBS) and Residential ABS - Vintage Year
(unaudited)

Book Value
Vintage Yr	AAA	AA	A	BBB	Total	Type % of Total	% of Total Bond Portfolio
1983	22	-	-	-	22	0%	0%
2002	81,709	395	-	-	82,103	18%	3%
2003	58,919	-	3,137	-	62,056	14%	2%
2004	46,761	-	-	-	46,761	11%	2%
2005	74,173	-	-	-	74,173	17%	2%
2006	135,092	9,344	-	5,000	149,436	34%	5%
2007	13,328	13,763	1,375	1,302	29,768	7%	1%
Total RMBS & RABS-Book Value	410,004	23,502	4,512	6,302	444,320	100%	15%
% of Total RMBS & RABS	92%	5%	1%	1%	100%

Market Value
Vintage Yr	AAA	AA	A	BBB	Total	Type % of Total	% of Total Bond Portfolio
1983	24	-	-	-	24	0%	0%
2002	84,026	400	-	-	84,425	20%	3%
2003	59,718	-	2,546	-	62,264	15%	2%
2004	46,229	-	-	-	46,229	11%	2%
2005	70,568	-	-	-	70,568	17%	2%
2006	125,333	7,937	-	4,089	137,359	32%	5%
2007	13,518	10,769	1,073	860	26,219	6%	1%
Total RMBS & RABS-Market Value	399,415	19,106	3,619	4,949	427,088	100%	14%
% of Total RMBS & RABS	94%	4%	1%	1%	100%

Unrealized Gain/(Loss)
Vintage Yr	AAA	AA	A	BBB	Total
1983	2	-	-	-	2
2002	2,317	5	-	-	2,322
2003	799	-	(591)	-	207
2004	(532)	-	-	-	(532)
2005	(3,605)	-	-	-	(3,605)
2006	(9,759)	(1,407)	-	(911)	(12,077)
2007	190	(2,994)	(302)	(442)	(3,549)
Total RMBS & RABS - Unrealized	(10,589)	(4,396)	(894)	(1,353)	(17,232)
% of Total RMBS & RABS	61%	26%	5%	8%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
March 31, 2008 ($ in thousands)
Commerical Mortgage Backed Securities by Vintage Year
(unaudited)

Book Value
Vintage Yr	AAA	AA	A	BBB	BB	Total	Type % of Total	% of Total Bond Portfolio
1996	5,256	-	-	-	-	5,256	2%	0%
1998	1,135	-	-	-	-	1,135	0%	0%
1999	27,417	-	-	-	-	27,417	10%	1%
2000	34,179	-	-	-	-	34,179	12%	1%
2001	36,782	-	-	-	-	36,782	13%	1%
2002	49,588	-	-	-	-	49,588	17%	2%
2003	2,006	-	-	-	-	2,006	1%	0%
2004	9,500	5,000	-	-	-	14,500	5%	0%
2005	11,580	4,845	-	4,797	-	21,222	7%	1%
2006	26,524	10,388	3,000	-	-	39,911	14%	1%
2007	29,331	6,911	2,000	10,632	5,000	53,873	19%	2%
Total CMBS-Book Value	233,296	27,143	5,000	15,429	5,000	285,868	100%	9%
% of Total CMBS	82%	9%	2%	5%	2%	100%

Market Value
Vintage Yr	AAA	AA	A	BBB	BB	Total	Type % of Total	% of Total Bond Portfolio
1996	5,167	-	-	-	-	5,167	2%	0%
1998	1,133	-	-	-	-	1,133	0%	0%
1999	27,969	-	-	-	-	27,969	10%	1%
2000	35,127	-	-	-	-	35,127	13%	1%
2001	38,094	-	-	-	-	38,094	14%	1%
2002	50,349	-	-	-	-	50,349	19%	2%
2003	1,957	-	-	-	-	1,957	1%	0%
2004	9,379	4,900	-	-	-	14,280	5%	0%
2005	10,066	4,704	-	3,229	-	17,998	7%	1%
2006	21,314	8,272	2,780	-	-	32,367	12%	1%
2007	29,652	6,006	1,791	5,965	4,200	47,614	18%	2%
Total CMBS-Market Value	230,206	23,883	4,571	9,194	4,200	272,054	100%	9%
% of Total CMBS	85%	9%	2%	3%	2%	100%

Unrealized Gain/(Loss)
Vintage Yr	AAA	AA	A	BBB	BB	Total
1996	(89)	-	-	-	-	(89)
1998	(2)	-	-	-	-	(2)
1999	552	-	-	-	-	552
2000	948	-	-	-	-	948
2001	1,312	-	-	-	-	1,312
2002	761	-	-	-	-	761
2003	(48)	-	-	-	-	(48)
2004	(120)	(100)	-	-	-	(220)
2005	(1,515)	(141)	-	(1,568)	-	(3,224)
2006	(5,210)	(2,115)	(220)	-	-	(7,544)
2007	321	(904)	(209)	(4,667)	(800)	(6,259)
Total CMBS-Unrealized	(3,090)	(3,260)	(429)	(6,235)	(800)	(13,814)
% of Total CMBS	22%	24%	3%	45%	6%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
March 31, 2008 ($ in thousands)
Commerical Mortgage Backed Securities by Type
(unaudited)

Book Value
CMBS Type	AAA	AA	A	BBB	BB	Total	Type % of Total	% of Total Bond Portfolio
Agency MultiFamily	48,746	-	-	-	-	48,746	17%	2%
Cell Tower	-	19,845	5,000	-	-	24,845	9%	1%
Conduit	28,410	-	-	-	-	28,410	10%	1%
Fusion	117,849	3,911	-	13,429	-	135,188	47%	4%
Lease-Backed	5,120	-	-	-	-	5,120	2%	0%
Re-Securitization	25,104	3,388	-	-	-	28,492	10%	1%
Single Borrower - Multiple Properties	5,067	-	-	2,000	5,000	12,067	4%	0%
Timberland	3,000	-	-	-	-	3,000	1%	0%
Total CMBS-Book Value	233,296	27,143	5,000	15,429	5,000	285,868	100%	9%
% of Total CMBS	82%	9%	2%	5%	2%	100%

Market Value
CMBS Type	AAA	AA	A	BBB	BB	Total	Type % of Total	% of Total Bond Portfolio
Agency MultiFamily	50,906	-	-	-	-	50,906	19%	2%
Cell Tower	-	19,193	4,571	-	-	23,764	9%	1%
Conduit	28,758	-	-	-	-	28,758	11%	1%
Fusion	118,495	3,246	-	7,592	-	129,333	48%	4%
Lease-Backed	5,233	-	-	-	-	5,233	2%	0%
Re-Securitization	18,760	1,444	-	-	-	20,205	7%	1%
Single Borrower - Multiple Properties	5,191	-	-	1,601	4,200	10,993	4%	0%
Timberland	2,862	-	-	-	-	2,862	1%	0%
Total CMBS-Market Value	230,206	23,883	4,571	9,194	4,200	272,054	100%	9%
% of Total CMBS	85%	9%	2%	3%	2%	100%

Unrealized gains/(losses)
CMBS Type	AAA	AA	A	BBB	BB	Total
Agency MultiFamily	2,160	-	-	-	-	2,160
Cell Tower	-	(652)	(429)	-	-	(1,081)
Conduit	348	-	-	-	-	348
Fusion	646	(665)	-	(5,836)	-	(5,855)
Lease-Backed	113	-	-	-	-	113
Re-Securitization	(6,344)	(1,943)	-	-	-	(8,287)
Single Borrower - Multiple Properties	125	-	-	(399)	(800)	(1,074)
Timberland	(138)	-	-	-	-	(138)
Total CMBS-Unrealized	(3,090)	(3,260)	(429)	(6,235)	(800)	(13,814)

Note: Some amounts may not foot due to rounding.